INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST
SUPPLEMENT DATED OCTOBER 18, 2024, TO THE PROSPECTUSES DATED
JULY 10, 2024, AS PREVIOUSLY SUPPLEMENTED, OF:
Invesco S&P 500 Equal Weight Income Advantage ETF (RSPA)
Invesco QQQ Income Advantage ETF (QQA)
Invesco MSCI EAFE Income Advantage ETF (EFAA)
(each, a “Fund”)
Effective immediately, the first sentence of the fifth paragraph under the section titled “Principal Investment Strategies” in each Fund’s Summary Prospectus is deleted in its entirety and replaced with the following:
The portfolio managers seek to construct the options-based income component of the Fund’s portfolio by investing up to 10% of the Fund’s net assets in high-income, short-term ELNs with a focus on downside protection.
In addition, effective immediately, the first sentence of the fifth paragraph under the section titled “Summary Information—Principal Investment Strategies” and the first sentence of the fourth paragraph under the section titled “Additional Information About the Fund’s Strategies and Risks-Principal Investment Strategies” in each Fund’s Statutory Prospectus are deleted in their entirety and replaced with the following:
The portfolio managers seek to construct the options-based income component of the Fund’s portfolio by investing up to 10% of the Fund’s net assets in high-income, short-term ELNs with a focus on downside protection.
Please Retain This Supplement For Future Reference.
P-INCADV-SUMSTAT-SUP 101824